SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 9, 1997

                                 NOLAND COMPANY
               (Exact name of registrant as specified in charter)


   Virginia                       2-27393                       54-0320170
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)

2700 Warwick Boulevard, Newport News, Virginia                    23607
  (Address of principal executive offices)                     (Zip code)

                                 (757) 928-9000
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

        Effective December 9, 1997, the Board of Directors of Noland Company (the "Company") approved certain amendments to the Company's Bylaws. The Bylaws of the Company, as amended, are attached hereto as Exhibit 3(ii).

Item 7. Exhibits.

        Exhibit 3(ii)           Bylaws of Noland Company, as amended

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NOLAND COMPANY

December 23, 1997               /s/ Lloyd U. Noland, III
                                ------------------------
                                Lloyd U. Noland, III
                                President

                                 Exhibit Index

Exhibit

3(ii)   Bylaws of Noland Company, as amended